                                                                     Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 271 (Insured) and National Trust
272:

  We consent to the use of our report dated July 11, 2001, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             /S/ KPMG LLP



New York, New York
July 11, 2001